Roundhill Daily 2X Long Magnificent Seven ETF
Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 32.2%	Shares	Value
Roundhill Magnificent Seven ETF (a)(b)(c)	279,823	$16,212,945
TOTAL EXCHANGE TRADED FUNDS (Cost $12,609,388)		16,212,945

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 63.2%	Par	Value
3.64%, 05/19/2026 (d)(e)	32,000,000	31,845,440
TOTAL U.S. TREASURY BILLS (Cost $31,845,440)		31,845,440

MONEY MARKET FUNDS - 12.4%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (f)	6,273,165	6,273,165
TOTAL MONEY MARKET FUNDS (Cost $6,273,165)		6,273,165

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.5%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (f)	745,800	745,800
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $745,800)		745,800

TOTAL INVESTMENTS - 109.3% (Cost $51,473,793)		55,077,350
Liabilities in Excess of Other Assets - (9.3)%		(4,701,227)
TOTAL NET ASSETS - 100.0%		$50,376,123

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $764,808.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	The rate shown is the annualized yield as of March 31, 2026.
(e)
All or a portion of the security has been pledged as collateral for swap contracts. The fair value of assets committed as collateral as of March 31, 2026 was $31,347,540, which included $24,381,420 with Goldman Sachs and $6,966,120 with Nomura Securities International, Inc.

(f)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Roundhill Daily 2X Long Magnificent Seven ETF
Schedule of Total Return Swap Contracts
March 31, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Roundhill Magnificent Seven ETF*	Goldman Sachs	Receive	OBFR + 1.20%	Termination	07/10/2026	$61,102,133	$(7,051,705)
Roundhill Magnificent Seven ETF*	Nomura Securities International, Inc.	Receive	OBFR + 1.50%	Termination	05/26/2026	23,222,526	1,865,613
Net Unrealized Appreciation (Depreciation)						0	$(5,186,092)

There are no upfront payments or receipts associated with total return swaps in the Fund as of March 31, 2026.

OBFR - Overnight Bank Funding Rate was 3.64% as of March 31, 2026.
* Swap on affiliated security.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Daily 2X Long Magnificent Seven ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$16,212,945	$–	$–	$16,212,945
U.S. Treasury Bills	–	31,845,440	–	31,845,440
Money Market Funds	6,273,165	–	–	6,273,165
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	745,800
Total Investments	$22,486,110	$31,845,440	$–	$55,077,350

Other Financial Instruments:
Total Return Swaps *	$–	$1,865,613	$–	$1,865,613
Total Other Financial Instruments	$–	$1,865,613	$–	$1,865,613

Liabilities:
Other Financial Instruments:
Total Return Swaps *	$–	$(7,051,705)	$–	$(7,051,705)
Total Other Financial Instruments	$–	$(7,051,705)	$–	$(7,051,705)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of March 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $745,800 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Roundhill Daily 2X Long Magnificent Seven ETF - Transactions with Affiliates
	Value as of December 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2026	Shares as of March 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
Roundhill Magnificent Seven ETF	$18,457,125	$–	$–	$–	$(2,244,180)	$16,212,945	279,823	$0	$–
	$18,457,125	$–	$–	$–	$(2,244,180)	$16,212,945	279,823	$–	$–